UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 10, 2009 (March 4, 2009)

PRO-FAC COOPERATIVE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-20539	16-6036816
(Commission File Number)	(IRS Employer Identification No.)

590 Willow Brook Office Park, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

(585) 218-4210
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaw; Change in Fiscal Year.

On March 4, 2009, the common shareholders of Pro-Fac Cooperative, Inc. approved an amendment to the Cooperative’s bylaws effective March 4, 2009. The amendment expanded the definition of an event which could result in a capital gain in the final paragraph of Section 4 of Article X of the bylaws to include “any other transaction involving Birds Eye or any indirect or direct parent company of Birds Eye, including Birds Eye Holdings LLC, which results in a capital gain, including by way of example and not limitation any distribution to the Cooperative in excess of its tax basis in its investment in Birds Eye Holdings LLC”

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Pro-Fac Cooperative, Inc. Bylaws (as amended through March 4, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-FAC COOPERATIVE, INC.

March 10, 2009	By:	/s/ Stephen R. Wright
Stephen R. Wright, Chief Executive
Officer, Chief Financial Officer,
General Manager and Secretary
(Principal Executive Officer and
Principal Financial Officer)

Exhibit Index

3.1	Pro-Fac Cooperative, Inc. Bylaws (as amended through March 4, 2009).